August 5, 2019

BNY MELLON INVESTMENT FUNDS IV, INC.

BNY Mellon Disciplined Stock Fund

Supplement to Summary Prospectus and Prospectus

The Board of Directors of BNY Mellon Investment Funds IV, Inc. (the "Company") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Company, on behalf of BNY Mellon Disciplined Stock Fund (the "Fund"), and Nationwide Mutual Funds, on behalf of Nationwide Mellon Disciplined Value Fund (the "Acquiring Fund").  The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for Class K shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund as a series of the Company (the "Reorganization").  The Acquiring Fund has been established solely for the purpose of effecting the Reorganization, and will carry on the business of the Fund and will inherit the Fund's performance and financial records.  The Acquiring Fund will not commence investment operations until after the Reorganization is completed.

Following the Reorganization (assuming shareholder approval), Nationwide Fund Advisors will serve as the Acquiring Fund's investment adviser, and Mellon Investments Corporation, an affiliate of BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), the Fund's investment adviser, will serve as the Acquiring Fund's sub-investment adviser.  The Acquiring Fund will be overseen by a different board, will have different third-party service providers and will be on the Nationwide Insurance companies' distribution platform.  BNYM Adviser believes that the Reorganization would permit Fund shareholders to pursue a similar investment goal in a fund that has a lower management fee and net expense ratio than the Fund, and with potentially enhanced opportunities for the growth of assets.

It is currently contemplated that shareholders of the Fund as of September 4, 2019 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about November 26, 2019.  If the Agreement is approved, the Reorganization will become effective on or about December 13, 2019 (the "Reorganization Date").

In anticipation of the Reorganization, effective on or about September 4, 2019 (the "Sales Discontinuance Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by:

•               Participants in group employer retirement plans (and their successor plans), provided that the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. and established the Fund as an investment option in the plan by the close of business on the Sales Discontinuance Date;

•               Wrap programs that established the Fund as an investment option under the wrap program by the close of business on the Sales Discontinuance Date; and

•               Certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust.

Shareholders of the Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing Fund accounts up until the time of the Reorganization.

Holders of 403(b)(7), money purchase plan, profit sharing plan and SAR-SEP accounts (collectively, "Plan Accounts") in the Fund as of the Reorganization Date, if any, will not receive Class K shares or any other class of shares of the Acquiring Fund in the Reorganization.  Holders of Plan Accounts in the Fund may redeem their Fund shares or exchange them for shares of another fund in the BNY Mellon Family of Funds prior to the Reorganization Date.  Fund shares held on the Reorganization Date in Plan Accounts, if any, will be exchanged for Dreyfus Class shares of General Government Securities Money Market Fund ("GGSMMF").  Investors may obtain a copy of the Prospectus of GGSMMF by calling 1-800-373-9387.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Nationwide Mutual Funds or the Acquiring Fund, nor is it a solicitation of any proxy.  A Proxy Statement/Prospectus with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.  The Proxy Statement/Prospectus will describe the Acquiring Fund and other matters.

0728STK0819